Exhibit 10.98
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 6 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 6 (SA-6) is entered into as of February 7, 2020 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, Boeing and Customer agree on the terms on which the Purchase Agreement will be revised to reflect:
(1)Customer’s *** of *** 787-*** Aircraft with scheduled delivery in *** resulting in *** 787-*** Aircraft;
(2)Buyer furnished equipment variable requirements for 787-*** Aircraft;
(3)*** applicable to the *** 787-*** Aircraft;
(4)Customer’s *** of *** 787-*** Aircraft with scheduled delivery in *** resulting in *** 787-*** Aircraft;
(5)The *** 787-*** Aircraft after Customer’s *** in 787-*** Aircraft
(6)The revision of the *** of *** 787-*** Aircraft scheduled for delivery ***;
(7)The additional terms and *** applicable to the 787-*** Aircraft;
(8)The terms and conditions applicable to 787-*** Aircraft ***;
(9)The *** applicable to the *** 787-*** Aircraft;
(10)The *** terms and conditions applicable to the 787-*** aircraft;
(11)The *** awarded as a result of Customer’s purchase of the *** 787-*** Aircraft; AND
(12)The terms regarding certain *** for the *** 787-*** aircraft ***.
UAL-PA-04815    SA-6    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

WHEREAS, Customer has previously executed documents reflecting Customer acceptance of Configuration *** for the 787-*** and the parties now desire to conform and further amend the Purchase Agreement to reflect the following:
(1)Incorporation of all Customer Configuration *** into Table 1;
(ii)    Replacement of the existing Exhibit A with a revised Exhibit A reflecting the Customer Configuration ***; and
(iii)    Termination of the Open Matters Letter as it relates to the Customer Configured Aircraft;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-6”).
2.Tables.
2.a.The Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-6”) to incorporate the Customer Configuration *** for each *** 787-*** Aircraft.
2.b.The Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” is added to the Purchase Agreement to add the *** 787-*** Aircraft.
3.Exhibit and Supplemental Exhibit.
3.a.The Exhibit A entitled “787-*** Aircraft Configuration” is deleted in its entirety and replaced with the attached similarly titled “Exhibit A” (identified by “SA-6”) to incorporate the Customer Configuration *** for each *** 787-*** Aircraft.
3.b.Supplemental Exhibit BFE1 entitled “BFE Variables 787-*** Aircraft” is added to the Purchase Agreement to add buyer furnished equipment variable requirements for the *** 787-*** Aircraft.
4.Letter Agreements.
4.a.Letter Agreement No. UAL-PA-04815-LA-1802881 entitled “Open Configuration Matters” is deleted from the Purchase Agreement (identified by “SA-6”) to reflect termination of the obligations therein.
4.b.Letter Agreement No. UAL-PA-04815-LA-1802886R1 entitled “Special Matters” is deleted in its entirety and replaced with similarly titled Letter Agreement No. UAL-PA-04815-LA-1802886R2 (identified by “SA-6”) to incorporate certain terms regarding the *** 787-*** Aircraft and other 787-*** aircraft.
4.c.Attachment A-1, 787-*** with *** Aircraft Delivery, Description, Price and *** to Letter Agreement UAL-PA-04815-LA-1802897 entitled “*** Aircraft” is deleted in its
UAL-PA-04815    SA-6    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

entirety and replaced with similarly titled Attachment A-1 787-***with *** (identified by “SA-6”) to reflect the *** 787-*** Aircraft as a result of Customer’s *** therein.
4.d.Attachment A-2, 787-*** with *** Aircraft Delivery, Description, Price and *** to Letter Agreement UAL-PA-04815-LA-1802897 entitled “*** Aircraft” is deleted in its entirety and replaced with similarly titled Attachment A-2 787-***with *** (identified by “SA-6”) to revise the *** expiration date applicable to the *** 787-*** Aircraft scheduled for delivery ***.
4.e.Letter Agreement No. UAL-PA-04815-LA-2000321 entitled “*** Rights for Certain 787 Aircraft” is added to the Purchase Agreement (identified by “SA-6”) to incorporate certain additional terms regarding *** 787-*** aircraft.
4.f.Letter Agreement No. UAL-PA-04815-LA-2000325 entitled “*** for 787-*** Aircraft” is added to the Purchase Agreement.
4.g.Letter Agreement No. UAL-PA-04815-LA-2000327 entitled “*** for 787-*** Aircraft” is added to the Purchase Agreement.
4.h.Letter Agreement No. UAL-PA-04815-LA-2000328 entitled “787-***” is added to the Purchase Agreement.
4.i.Letter Agreement No. UAL-PA-04815-LA-2000341 entitled “CS1 Special Matters” is added to the Purchase Agreement to update the *** as a result of Customer’s Purchase of the *** 787-*** Aircraft.
4.j.Letter Agreement No. UAL-PA-04815-LA-2000366 entitled “*** for 787-*** Aircraft” is added to the Purchase Agreement for the *** 787-*** aircraft ***.
5.Miscellaneous.
5.a.If Boeing or Customer determines that the Purchase Agreement should be further amended as a result of *** 787-*** Aircraft, then Boeing and Customer will work together for a mutually agreeable solution including further amendment of the Purchase Agreement.
5.b.Boeing and Customer agree that *** by Customer as the *** under this SA-6 and *** no later than *** after executing this SA-6.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-6    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-6    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
EXHIBITS
A	787-*** Aircraft Configuration	SA-6
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty ***
SLP1.	Service Life Policy Components
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-*** Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-*** with ***
LA-1802886R2	Special Matters	SA-6
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895	*** Matters
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-1, 787-*** with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-6
	Attachment A-2, 787-*** with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-6
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325	*** for 787-*** Aircraft	SA-6
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366	*** for 787-*** Aircraft	SA-6

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***			Base Year Index (ECI):		***
Deposit per Aircraft:				***	3		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 ***
2 ***
3 Amount is as of the Effective Date as defined in the originally executed Purchase Agreement
++ Manufacturer Serial Numbers are ***

UAL-PA-04815 APR 115269	Boeing Proprietary	787-*** Table 1: SA-6, Page 1

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft *** Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	#		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds			Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***			Airframe *** Data:
Sub-Total of Airframe and Features:				***			Base Year Index (ECI):		***
Engine Price (Per Aircraft) :				***	1		Base Year Index (CPI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:				***			Base Year Index (ECI):		***
Seller Purchased Equipment (SPE) Estimate:				***			Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor	*** Factor	*** forecast being used	Serial Number +	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
			(Airframe)	(Engine)			***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 ***

# *** Aircraft are eligible for the provisions of Letter Agreement UAL-PA-04815-LA-2000325 entitled “*** for 787-*** Aircraft", as amended

+ Serial numbers, if provided, are for informational purposes only ***

APR-114675	BOEING / UNITED AIRLINES PROPRIETARY	787-*** Table 1 (SA-6), Page 1

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A to Purchase Agreement Number 04815 for

787-*** Aircraft with ***

P.A. No. 04815    A    SA-6
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification D019E001UAL89P-1-TBD (the designator is TBD due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft ***, the Detail Specification is number D019E001UAL89P-1-66134, Rev (New)). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and is *** as amended to incorporate the *** features (***) listed below, including the effects on *** and ***. The *** reflects and includes all effects of such *** except such *** does not include the *** of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect ***.

***

P.A. No. 04815    A    SA-6

BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

*** Number	Title	Price Per Aircraft ***
***	***	***

P.A. No. 04815    A    SA-6

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1 for 787-*** Aircraft
to Purchase Agreement Number 04815

UAL-PA-04815-BFE1    SA-6    Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Select and notify Boeing of the suppliers and model/part of the following BFE items by *** of the following ***, unless otherwise indicated:

***	***
2.On-dock Dates and Other Information.
Unless otherwise indicated, the below “Completion Date” represents the *** of the *** by when the specific milestone must be completed to support the ***.

***: BFE *** Milestones (***)
Milestone	Completion Date
***	***
On or before ***, Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.
Preliminary On-Dock
Note: All requirements are set forth below.
Unless otherwise noted, the due date is the *** of ***.

***	***	***	***

* ***
UAL-PA-04815-BFE1    SA-6    Page 2
BOEING PROPRIETARY

3.    Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html
UAL-PA-04815-BFE1    SA-6    Page 3
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802886R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R1 in its entirety.
1.***
1.a.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
1.b.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
UAL-PA-04815-LA-1802886R2    SA-6
Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.c.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
1.d.ETOPS ***.
Boeing will issue to Customer a *** applicable to a *** Aircraft at delivery of each Aircraft under the Purchase Agreement *** (ETOPS ***).
2.***
3.***
4.***
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802886R2    SA-6
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 7 , 2020

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802886R2    SA-6
Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    Attachment A
Section 4.1 (ii) 787-*** Aircraft ***
***

	***	***
***	***	***
Attachment A to UAL-PA-04815-LA-1802886R2    SA-6
Special Matters    Att. A, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B
Section 4.2 787-*** Aircraft ***
***

	***	***
***	***	***

Attachment B to UAL-PA-04815-LA-1802886R2    SA-6
Special Matters    Att. B, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Letter Agreement UAL-PA-04815-LA-1802897
787-*** Aircraft *** Delivery, Description, Price and ***
(787-***)

				*** 787-*** to be delivered to Customer under any purchase agreement ***/787-***		***
Airframe Model/MTOW:			787-***	*** pounds	#	*** pounds	#	Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds		*** pounds		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***		***		Engine Price Base Year/*** Formula:		***	***
*** Features:				***	2	***	2	Airframe *** Data:
Sub-Total of Airframe and Features:				***		***		Base Year Index (ECI):		***
Engine Price (Per Aircraft):				***	1	***	1	Base Year Index (CPI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***		***		Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:				***				Base Year Index (ECI):		***
Seller Purchased Equipment (SPE) Estimate:				***				Base Year Index (CPI):		***

Non-Refundable Deposit/Aircraft at Def Agreement				***	+

# of Aircraft	Delivery Date3	Number of Aircraft	*** Factor	*** Factor	***			*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
			(Airframe)	(Engine)				***	***	***	***
***	***	***	***	***	***			*** ***	***	***	***
	Total:	***

1 ***
2 ***
3 ***
+ ***
# ***

APR 109176-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Attachment A-1 to UAL-PA-04815-LA-1802897 787-*** Aircraft, SA-6 Page 1

Attachment A-2 to Letter Agreement 04815-LA-1802897 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***	4		Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***	4		Base Year Index (ECI):		***
Deposit per Aircraft:				***			Base Year Index (CPI):		***

# of Aircraft	Delivery Date3	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 ***
2 ***
3 ***
4 ***

UAL-PA-04815 109176, 113335 4Q18	Boeing Proprietary	787-*** Attachment A-2: SA-6, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-2000321
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights for Certain 787 Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.In response to Customer’s ***, Boeing is *** to *** Boeing Model 787-*** aircraft (787-*** Aircraft) specified in Attachment 1 to this Letter Agreement as follows:
1.aIf Customer desires *** of the *** 787-*** Aircraft, then Customer must provide written notice to Boeing by a date that is *** (Approval Deadline) of its *** of the *** 787-*** Aircraft (Such notice referred to herein as a *** Notice and the 787 Aircraft are defined as the *** 787 Aircraft).
1.1.iIf Customer provides a *** Notice pursuant to Section 1.1 above prior to the Approval Deadline in respect of the *** 787 Aircraft, then with respect to the *** 787 Aircraft:
1.1.1.1The rights and obligations of both parties will *** in respect of *** 787 Aircraft.
1.1.1.2Boeing will *** the *** of *** 787 Aircraft.
1.1.1.3Boeing will *** the 787-*** and *** Customer obligations for (i) *** obligations; (ii) *** at aircraft delivery or (iii) Customer’s *** of Boeing *** and ***.
1.bUnless Customer provides Boeing with a *** Notice by the Approval Deadline:
i.The *** for each 787-*** Aircraft will be due according to the *** schedule included in Attachment 1 to this Letter Agreement; and
ii.Each 787-*** Aircraft shall be deemed a *** 787-*** Aircraft for all purposes of the Purchase Agreement including the Letter Agreement entitled “Special Matters”. The parties will deem Attachment 1 to be a supplement to the Table 1 in effect at the date of this Letter Agreement without further Purchase Agreement revision being required. For administrative convenience, a compilation of Table 1 to the Purchase
UAL-PA-04815-LA-2000321
*** Rights: Certain 787 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Agreement to formally incorporate the Attachment 1 revisions can be prepared if requested by either party.
2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-2000321
*** Rights: Certain 787 Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 7, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-2000321
*** Rights: Certain 787 Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to UAL-PA-04815-LA-18028982000321 Entitled "*** Rights for Certain 787 Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	#		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds			Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***			Airframe *** Data:
Sub-Total of Airframe and Features:				***			Base Year Index (ECI):		***
Engine Price (Per Aircraft) :				***	1		Base Year Index (CPI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:				***			Base Year Index (ECI):		***
In-Flight Entertainment (IFE) Estimate:				***			Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor	*** Factor	*** forecast being used	Serial Number +	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
			(Airframe)	(Engine)			***	***	***	***
***	***	***	***	***	***		*** ***	***	***	***
	Total:	***

1 ***

# *** Aircraft are eligible for the provisions of Letter Agreement UAL-PA-04815-LA-2000325 entitled “*** for 787-*** Aircraft"

+ Serial numbers, if provided, ***

APR-114675	BOEING / UNITED AIRLINES PROPRIETARY	Att 1 to LA-2000321 for 787-*** Aircraft (SA-6), Page 1

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-0481504815-LA-2000325
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Subject to the terms, provisions, and conditions described herein, ***.
1.Customer's ***.
    Boeing *** to Customer, *** as described in paragraph 3 below, ***. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** not later than *** after receipt of Customer's ***.
2.***
    At the time of delivery of each 787-*** Aircraft, or *** after delivery of a 787-*** Aircraft, *** Customer. Such *** shall be ***, identifying the 787-*** Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***.
3.***
Customer shall *** in accordance with either the *** set forth below, at Customer's ***.
3.a.***
3.b.***

3.c.***
3.d.***
3.e.***
4.***
5.***
UAL-PA-04815-LA-2000325    SA-6
*** for Model 787-*** Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.***
7.    Confidential Treatment.
Boeing and Customer understand that certain commercial information and financial information are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact
UAL-PA-04815-LA-2000325    SA-6
*** for 787-*** Aircraft    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ACCEPTED AND AGREED TO this

Date:	February 7, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04815-LA-2000325
P.A. No. 04815        SA 1
Boeing Proprietary

Attachment A to
Letter Agreement UAL-PA-04815-LA-2000325
Date:    ____________________
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Attention:    Technical Department
Reference:    Letter Agreement UAL-PA-04815-LA-2000325 to Boeing/UAL Purchase Agreement 04815
***
Very truly yours,
THE BOEING COMPANY
By: __________________
Its: __________________
UAL-PA-04815-LA-2000325, Attachment A    SA-6
*** for 787-*** Aircraft    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to
Letter Agreement UAL-PA-04815-LA-2000325
***

UAL-PA-04815-LA-2000325, Attachment B    SA-6
*** for 787-*** Aircraft    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-2000327
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** (787-***)
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the *** in the Attachment. These ***.
The *** in the Attachment use the 787-*** nomenclature as appropriate ***.  This is synonymous with the term 787-*** used in other portions of this Purchase Agreement.
1.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
2.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
1.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-2000327    SA-6
787-***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-2000327    SA-6
787-***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 7, 2020

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-2000327    SA-6
787-***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

MODEL 787-***
FOR UNITED AIRLINES, INC.
SECTION    CONTENTS
1    AIRCRAFT MODEL APPLICABILITY
2    FLIGHT PERFORMANCE
3    AIRCRAFT CONFIGURATION
4    ***
5    ***
6    ***

P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

1    AIRCRAFT MODEL APPLICABILITY
The *** contained in this Attachment (the "***") are applicable to the 787-*** Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.
2    FLIGHT PERFORMANCE
2.1    Takeoff
2.1.1    The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a *** altitude, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, ***:
NOMINAL:    ***    Feet
TOLERANCE:    ***    Feet
***:    ***    Feet
2.1.2    The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, and satisfying the conditions defined below, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions:
The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

1. 2. 3. 4.	Distance *** feet *** feet *** feet *** feet	Height *** feet *** feet *** feet *** feet
2.2    Landing
    The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, ***:
NOMINAL:    ***    Feet
TOLERANCE:    ***    Feet
***:    ***    Feet
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.3    Cruise Range
The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using *** and using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Nautical Miles
TOLERANCE:    ***    Nautical Miles
***:    ***    Nautical Miles
Conditions and operating rules:
A step climb or multiple step climbs of *** feet altitude may be used when beneficial to ***.
2.4    Mission
2.4.1    Mission Payload
The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a ***) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Distance Height 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet
Takeoff performance is based on the certified alternate forward center of gravity limit.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.
The climb continues at *** KCAS until *** Mach number is reached.
The climb continues at *** Mach number to the initial cruise altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The initial cruise altitude is *** feet.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.2    Mission Payload
The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a ***) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Distance Height 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Takeoff performance is based on the certified alternate forward center of gravity limit.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.
The climb continues at *** KCAS until *** Mach number is reached.
The climb continues at *** Mach number to the initial cruise altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The initial cruise altitude is *** feet.
A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.
The temperature is standard day during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.3    Mission ***
The *** for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a ***) with a *** pound payload using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules are the same as Paragraph 2.4.2 except as follows:

***:	***
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.4.4    Mission Payload
The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a ***) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent downhill.
Takeoff performance is based on the certified alternate forward center of gravity limit.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.
The climb continues at *** KCAS until *** Mach number is reached.
The climb continues at *** Mach number to the initial cruise altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The initial cruise altitude is *** feet.
A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is *** feet.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.5    Mission Payload
The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a ***) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent uphill.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

        Distance    Height
    1.    *** feet    *** feet
    2.    *** feet    *** feet
    3.    *** feet    *** feet
    4.    *** feet    *** feet
    5.    *** feet    *** feet
    6.    *** feet    *** feet
    7.    *** feet    *** feet
    8.    *** feet    *** feet
    9.    *** feet    *** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

The climb continues at *** KCAS until *** Mach number is reached.
The climb continues at *** Mach number to the initial cruise altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The initial cruise altitude is *** feet.
A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.6    Mission ***
The *** for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, ***:
NOMINAL:    ***    Pounds
TOLERANCE:    ***    Pounds
***:    ***    Pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
***:	***
Takeoff:	The airport altitude is ***.
The takeoff gross weight is not limited by the airport conditions.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.
The climb continues at *** KCAS until *** Mach number is reached.
The climb continues at *** Mach number to the initial cruise altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The initial cruise altitude is *** feet.
A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.
The temperature is standard day during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a *** airport.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel *** Pounds
Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles
Approach and Landing Maneuver: Fuel *** Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds
For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.4.7    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in Paragraph 2.4.8 is the basis for the mission *** of Paragraphs 2.4.1, 2.4.2, 2.4.3, 2.4.4, 2.4.5, and 2.4.6.

P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.4.8    787-*** Weight Summary – United Airlines, Inc. ***
                Pounds

Standard Model Specification MEW	***
***, 787-*** General Description
Product Development Study - ***
*** Interior
*** Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity

***
***	***
***
***	***

***	***
***	***
***	***
***	***
United Manufacturer's Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.4.9)	***

United Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds

***			***

***	***	***
***	***	***

***	***	***

***	***	***
***	***	***
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.4.9    Standard and Operational Items Allowance
                Quantity    Pounds    Pounds    Pounds

Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Portable Oxygen (Constant Flow)	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights @ C/A Sta.	***	***
Smoke Goggles	***	***
PBE - Flight Deck	***	***
PBE	***	***
Demo Kits	***	***
Seat Belt Extension	***	***
Galley Structure & Fixed Inserts (***)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew & Bags (***)	***	***
Cabin Crew & Bags (***)	***	***
Flight Crew Briefcase (***)	***	***
Cockpit Manuals (***)	***	***
Catering Allowance & Removable Inserts			***
Business Class	***	***
Premium Economy Class	***	***
Economy Class	***	***
Passenger Service Equipment (***)			***
Potable Water - (*** USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Containers (***.)		***
Total Standard and Operational Items Allowance				***
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

2.4.10    United Airlines LOPA 787-**

3    AIRCRAFT CONFIGURATION
3.1    The *** contained in this Attachment are based on the Aircraft configuration as defined in Boeing ***, as supplemented by Boeing ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the ***.
3.2    The *** payloads of Paragraph 2.4.1, 2.4.2, 2.4.4, and 2.4.5 and the specified payloads of Paragraph 2.4.3 and 2.4.6 *** will be *** by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:
(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)    The difference between the seat *** to be incorporated into the Detail Specification and the ***.
4    ***
P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-2000327
***

5    ***
6    ***

P.A. No. 04815
AERO-B-BBA4-M20-0037    SS20-0032
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-2000328
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787-***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787-*** aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.Definitions.
*** Notice means the written communication provided by *** to *** in accordance with the requirements of Article 4.1, below.
*** Aircraft will have the meaning specified in Letter Agreement Number UAL-PA-04815-LA-1802897, as amended, relating to 787-*** Aircraft.
Program Aircraft means each 787-*** Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement, any 787-*** Aircraft for which Customer has ***, and any deemed *** 787-*** Aircraft.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.
4.***
4.a***
4.1.i***
4.1.ii***
UAL-PA-04815-LA-2000328    SA-6
787-***    LA Page 1
BOEING PROPRIETARY

4.1.iii***
4.1.ivIn the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
4.bIf Boeing *** Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer *** Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.
i.Within *** days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.
4.cIn the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5.***
6.***
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part,
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.

UAL-PA-04815-LA-2000328    SA-6
787-***    LA Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

UAL-PA-04815-LA-2000328    SA-6
787-***    LA Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 7, 2020

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-2000328    SA-6
787-***    LA Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A
*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***
Attachment A to UAL-PA-04815-LA-2000328    SA-6
787-***    Attachment A, Page 1
BOEING PROPRIETARY

ATTACHMENT B
***

***	***	***	***
Attachment B to UAL-PA-04815-LA-2000328    SA-6
787-***    Attachment B, Page 1
BOEING PROPRIETARY

ATTACHMENT B
Escalation Factors - July 2006 Base Year

Attachment B to UAL-PA-04815-LA-2000328    SA-6
787-10 Escalation-Banded Fixed Program    Attachment B, Page 1
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-2000341
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    CS1 Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement and/or in the Supplemental Exhibit CS1 entitled “787 Customer Support Document between The Boeing Company and United Airlines, Inc.” (CS1) contained therein, each as the context requires.
1.Part 1 Article 1, Section 1.1 Revision.
The parties agree that Section 1.1 of Article 1, Part 1 of the CS1 is revised in its entirety as follows:
1.aAs of the date of execution of Supplemental Agreement No. 6 to the Purchase Agreement, Customer is awarded *** points (Training Points) for *** 787-*** aircraft and *** for *** 787-*** aircraft for a *** Training Points from Section 1.1. Customer is eligible for *** Training Points for *** model 787 Aircraft purchased by Customer. At any time before *** after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the *** described on Attachment A. At the end of the Training Program Period ***.
2.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
UAL-PA-04815-LA-2000341    SA-6
CS1 Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-2000341    SA-6
CS1 Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 7 , 2020

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-2000341    SA-6
CS1 Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-0481504815-LA-2000366
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Subject to the terms, provisions, and conditions described herein, ***.
1.Customer's ***.
    Boeing *** to Customer, *** as described in paragraph 3 below, *** pounds. The effective date of such *** shall be the date that *** to Customer, (Effective Date). ***.
2.***
    Attachment A specifies *** applicable to each 787-*** Aircraft once the *** is issued. After the Effective Date, if Customer operates the 787-***.
3.***
4.***

5.Reserved. [NTD: Not required since performance already addressed for 787-*** aircraft in Customer’s fleet.]

6.***
7.    Confidential Treatment.
Boeing and Customer understand that certain commercial information and financial information are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

UAL-PA-04815-LA-2000366    SA-6
*** for Model 787-*** Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact
UAL-PA-04815-LA-2000366    SA-6
*** for 787-*** Aircraft    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-2000366
P.A. No. 04815        SA 1
Boeing Proprietary

ACCEPTED AND AGREED TO this

Date:	February 7, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04815-LA-2000366    SA-6
*** for 787-*** Aircraft    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to
Letter Agreement UAL-PA-04815-LA-2000366
***
Pursuant to the provisions of paragraph 2 of this Letter Agreement, and for purposes of Customer’s ***, The Boeing Company *** of the following *** for each of the 787-*** Aircraft as of the Effective Date:
Model:                    ___787-***_______
787-*** Aircraft ***:        _ *** __
787-*** Aircraft ***:        _ ***__
787-*** Aircraft ***:        _ *** __
UAL-PA-04815-LA-2000366, Attachment A    SA-6
*** for 787-*** Aircraft    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to
Letter Agreement UAL-PA-04815-LA-2000366
***
UAL-PA-04815-LA-2000366, Attachment B    SA-6
*** for 787-*** Aircraft    Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment C to
Letter Agreement UAL-PA-04815-LA-2000366

Attachment C
787-*** Aircraft Eligible for ***
The following *** 787-*** aircraft are eligible for *** specified in this Letter Agreement in accordance with the terms set forth therein:

	***	***
***	***	***

Attachment C to UAL-PA-04815-LA-2000366    SA-6
Special Matters    Att. C, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY